Top Financial Executive, Ramsey Hamadi, Joins Virginia Commonwealth Bank

RICHMOND, Va., March 22, 2018 /PRNewswire/ -- Bay Banks of Virginia, Inc. (the "Company") (OTCQB: BAYK), holding company of Virginia Commonwealth Bank and VCB Financial Group, is pleased to announce that Ramsey K. Hamadi has joined the Company as Chief Strategic Officer.

Mr. Hamadi is a trusted financial executive with 25 years of banking experience, including 14 years of service as a chief financial officer for banks over a billion dollars in assets. He will work with the Company's board of directors and management to develop business and balance sheet strategies and to improve risk management processes and oversight.

Mr. Hamadi most recently served as Chief Administrative Officer for American National Bank and Trust Company. Previously he served as Chief Financial Officer of NewBridge Bancorp from 2009 until its sale to Yadkin Financial Corporation in 2016, and was Chief Financial Officer at Pulaski Financial Corp. from 2001 until 2009.

"Ramsey is well-respected within the financial industry and with his extensive experience and proven background, he will play an integral role in helping our institution develop strong efficiency and growth strategies," stated Randal R. Greene, the Company's President and Chief Executive Officer.

"I am honored to join Bay Banks of Virginia and to work with the Board and executive team. They are a quality group whose accomplishments are impressive. With the recent addition of Judy Gavant as Chief Financial Officer and Bill Callaghan as Chief Administrative Officer, this team has the skills and experience to transform this Company in a way that delivers consistent growth in shareholder value," stated Mr. Hamadi.

About Bay Banks of Virginia, Inc.

Bay Banks of Virginia, Inc. is the bank holding company for Virginia Commonwealth Bank and VCB Financial Group. Founded in the 1930's, Virginia Commonwealth Bank is headquartered in Richmond, Virginia. With 18 banking offices located throughout the Richmond market area, the Northern Neck region, Tri-Cities area of Petersburg, Hopewell and Colonial Heights, Middlesex County and Suffolk, the bank serves businesses, professionals and consumers with a wide variety of financial services, including retail and commercial banking, and mortgage banking. VCB Financial Group provides management services for personal and corporate trusts, including estate planning, estate settlement and trust administration along with investment and wealth management services.

Forward-Looking Statements

This press release contains statements concerning the Company's expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements may constitute "forward-looking statements" as defined by federal securities laws. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to: the ability to successfully implement integration plans associated with the Virginia BanCorp merger (the "merger"), which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger; changes in interest rates and general economic conditions; the legislative/regularity climate; monetary and fiscal policies of the U. S. Government, including policies of the U. S. Treasury and Federal Reserve Board; the quality or composition of the loan or investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in the Company's market area; acquisitions and dispositions; and tax and accounting rules, principles, polices and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

For further information, contact Randal R. Greene, President and Chief Executive Officer, at 844-404-9668 or inquiries@baybanks.com.